                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2003
                                  ------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                48-1109495
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

224 East Douglas, Suite 700, Wichita, KS                         67202
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(Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.      Exhibits
            -----------      --------

               99.1          Second Quarter Preliminary Unaudited Earnings
                             Release.

Item 9.     Regulation FD Disclosure.
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            On July 7, 2003, Lone Star Steakhouse & Saloon,  Inc.  announced its results for the twelve week Second Quarter ended June 17, 2003. The  information contained in this report on Form 8-K is being  furnished  pursuant to Item 12 of
Form 8-K as directed by the U.S.  Securities and Exchange  Commission in Release
No. 34-47583.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LONE STAR STEAKHOUSE & SALOON,
                                                  INC.

Dated: July 7, 2003                          By:  /s/ John D. White
                                                  ------------------------------
                                                  Name:  John D. White
                                                  Title: Executive Vice President